UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017 (May 8, 2017)

MAGICJACK VOCALTEC LTD.
(Exact name of registrant as specified in its charter)

Israel	000-27648
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

12 HAOMANUT STREET, 2nd  FLOOR
POLEG INDUSTRIAL AREA, NETANYA, ISRAEL 42504
(Address of principal executive offices, including zip code)

Telephone: (561) 749-2255
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

The Employment Agreement, Stock Option Agreement and Restricted Stock Agreement, executed May 8, 2017, by and between magicJack VocalTec Ltd. (the "Company") and the Company's president and chief executive officer, Don Carlos Bell III, were previously disclosed by the Company on a Form 8-K filed with the Securities and Exchange Commission on May 10, 2017.  Copies of these agreements are filed as Exhibit 10.1, 10.2. and 10.3, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement between the Company and Don Carlos Bell III, dated May 8, 2017.*
10.2	Stock Option Agreement between the Company and Don Carlos Bell III, dated May 8, 2017.
10.3	Restricted Stock Agreement between the Company and Don Carlos Bell III, dated May 8, 2017.
___________________________
*Portions of this agreement have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Thomas Fuller
Name: Thomas Fuller
Title: Chief Financial Officer

Date: June 7, 2017

Exhibit Index

Exhibit No.	Description
10.1	Employment Agreement between the Company and Don Carlos Bell III, dated May 8, 2017.*
10.2	Stock Option Agreement between the Company and Don Carlos Bell III, dated May 8, 2017.
10.3	Restricted Stock Agreement between the Company and Don Carlos Bell III, dated May 8, 2017.

* Portions of this agreement have been omitted pursuant to a request for confidential treatment.